UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2019

iMedia Brands, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-37495	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road,

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IMBI	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities

On November 26, 2019, we entered into an asset purchase agreement (the “Float Left Purchase Agreement”) with FL Acquisition Company (our wholly owned subsidiary), Float Left Interactive, Inc. (“Float Left”) and the stockholders of Float Left, pursuant to which we acquired certain assets of Float Left. Pursuant to the terms of the Float Left Purchase Agreement, we issued 1,000,000 restricted shares (“Float Left Shares”) of our common stock to Float Left and provided Float Left with the opportunity to receive up to 500,000 additional shares of our common stock in the event certain performance metrics are satisfied relating to the Float Left business following the closing. In exchange for the Float Left Shares, we acquired substantially all of the assets of Float Left, whose business is comprised of connected TVs, video-based content, application development and distribution, including technical consulting services, software development and maintenance related to video distribution.

On November 26, 2019, we entered into an asset purchase agreement (the “JWH Purchase Agreement”) with JWH Acquisition Company (our wholly owned subsidiary), J.W. Hulme Company (“J.W. Hulme”) and OCI-JWH, LLC. Pursuant to the terms of the JWH Purchase Agreement, we issued 2,910,000 restricted shares (the “JWH Shares”) of our common stock. In exchange for the JWH Shares, we acquired substantially all of the assets of J.W. Hulme, a company specializing in artisan-crafted leather products, including handbags and luggage.

All of the securities described in this Current Report on Form 8-K were or will be offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The offerings were made to “accredited investors” (as defined by Rule 501 under the Securities Act).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2019	iMedia Brands, Inc.

	By:	/s/ James Spolar
James Spolar Senior Vice President, General Counsel and Secretary